                             THE GABELLI ASSET FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998


                                     * * * *

Morningstar rated The Gabelli Asset Fund 4 stars overall and for the three year period ended 9/30/98 among 2678 domestic equity funds, and for the five and ten year periods ended 9/30/98 among 1584 and 713 domestic equity funds, respectively.


TO OUR SHAREHOLDERS,

        In the third quarter of 1998, ongoing international economic distress, diminished corporate earnings prospects, our prime time political crisis and the collapse of one of the world's largest hedge funds combined to send the stock market sharply lower. Somewhat uncharacteristically, the richly priced large cap growth stocks that dominate the Standard & Poor's 500 stock index held up better than more reasonably valued market sectors. The yield on the 30 year Treasury bond dropped below 5.0% as international and U.S. investors sought the safety of the world's most secure credit.

INVESTMENT PERFORMANCE

        For the third quarter ended September 30, 1998, The Gabelli Asset Fund's (the "Fund") net asset value declined 14.2%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Index declined 9.9%, 17.2% and 20.2%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. Over the trailing twelve month period, the Fund was up 2.3%. The S&P 500 rose 9.1% while the Value Line Composite and Russell 2000 declined 11.4% and 19.0%, respectively, over the same twelve month period.

        For the ten year period ended September 30, 1998, the Fund's return averaged 14.7% annually versus average annual returns of 17.3%, 12.4% and 11.2% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through September 30, 1998, the Fund has a total return of 552.9%, which equates to an average annual return of 16.1%.


-----------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the last 10% receive one star.

\
INVESTMENT RESULTS (a)

                                                                          Quarter
                                                ------------------------------------------------------------
                                                  1st             2nd             3rd             4th                 Year
                                                  ---             ---             ---             ---                 ----
  1998:     Net Asset Value..................   $36.00          $36.41          $31.24               -                    -
            Total Return.....................     13.0%            1.1%          (14.2)%             -                    -
------------------------------------------------------------------------------------------------------------------------------
  1997:     Net Asset Value..................   $27.00          $31.45          $34.99         $31.85               $31.85
            Total Return.....................      2.2%           16.5%           11.3%           4.3%                38.1%
------------------------------------------------------------------------------------------------------------------------------
  1996:     Net Asset Value..................   $27.44          $28.09          $27.92         $26.42               $26.42
            Total Return.....................      6.6%            2.4%           (0.6)%          4.5%                13.4%
------------------------------------------------------------------------------------------------------------------------------
  1995:     Net Asset Value..................   $23.84          $25.10          $26.76         $25.75               $25.75
            Total Return.....................      7.3%            5.3%            6.6%           3.7%                24.9%
------------------------------------------------------------------------------------------------------------------------------
  1994:     Net Asset Value..................   $22.63          $22.36          $23.56         $22.21               $22.21
            Total Return.....................     (2.9)%          (1.2)%           5.4%          (1.2)%               (0.1)%
------------------------------------------------------------------------------------------------------------------------------
  1993:     Net Asset Value..................   $21.10          $22.10          $23.63         $23.30               $23.30
            Total Return.....................      6.1%            4.7%            6.9%           2.5%                21.8%
------------------------------------------------------------------------------------------------------------------------------
  1992:     Net Asset Value..................   $19.04          $18.91          $19.02         $19.88               $19.88
            Total Return.....................      6.0%           (0.7)%           0.6%           8.5%                14.9%
------------------------------------------------------------------------------------------------------------------------------
  1991:     Net Asset Value..................   $17.36          $17.36          $17.90         $17.96               $17.96
            Total Return.....................     11.1%            0.0%            3.1%           3.2%                18.1%
------------------------------------------------------------------------------------------------------------------------------
  1990:     Net Asset Value..................   $16.48          $16.81          $15.21         $15.63               $15.63
            Total Return.....................     (4.5)%           2.0%           (9.5)%          7.8%                (5.0)%
------------------------------------------------------------------------------------------------------------------------------
  1989:     Net Asset Value..................   $16.46          $18.01          $18.73         $17.26               $17.26
            Total Return.....................     12.0%            9.4%            4.0%          (1.0)%               26.2%
------------------------------------------------------------------------------------------------------------------------------
  1988:     Net Asset Value..................   $13.49          $14.62          $14.94         $14.69               $14.69
            Total Return.....................     14.4%            8.4%            2.2%           3.5%                31.1%
------------------------------------------------------------------------------------------------------------------------------
  1987:     Net Asset Value..................   $12.97          $13.93          $14.66         $12.61               $12.61
            Total Return.....................     19.6%            7.4%            5.2%         (14.0)%               16.2%
------------------------------------------------------------------------------------------------------------------------------
  1986:     Net Asset Value..................   $10.44          $11.21          $11.29         $11.28               $11.28
            Total Return.....................      4.4%(b)         7.4%            0.7%          (0.1)%               12.8%(b)
------------------------------------------------------------------------------------------------------------------------------


        AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1998 (a)
        -----------------------------------------------
  1   Year                                                       2.3%
  5   Year                                                      14.4%
  10 Year                                                       14.7%
  Life of Fund (b)                                              16.1%



                       Dividend History
-----------------------------------------------------------------
Payment (ex) Date        Rate Per Share        Reinvestment Price
-----------------        --------------        ------------------
December 30, 1997         $4.610                  $31.73
December 31, 1996         $2.770                  $26.42
December 29, 1995         $2.000                  $25.75
December 30, 1994         $1.056                  $22.21
December 31, 1993         $0.921                  $23.30
December 31, 1992         $0.755                  $19.88
December 31, 1991         $0.505                  $17.96
December 31, 1990         $0.770                  $15.63
December 29, 1989         $1.278                  $17.26
December 30, 1988         $0.775                  $14.69
January 4, 1988           $0.834                  $12.07
March 9, 1987             $0.505                  $12.71



(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

WHAT WE DO

        The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Asset Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

                                    [GRAPH]

        Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

        Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY
LOOKING FORWARD THROUGH A REAR VIEW MIRROR

        Is the stock market bottoming or has the retreat from equities just begun? Equity valuations pivot on the outlook for earnings and on the multiple accorded those earnings. The earnings picture has been muddied by global economic turmoil. However, we continue to believe that on a longer term secular basis, U.S. corporations should grow earnings at high single digit rates. In light of this favorable long term secular earnings forecast and the positive outlook for inflation and interest rates, we believe at current prices, most stocks are now quite reasonably valued. So, going forward, we believe the outlook for equity owners is favorable.

THE FOUR M'S

        In the third quarter of 1998, consumers and investors focused on the Four M's:

        Market

        McGwire

        Monica

        Meriwether

M AS IN MARKET

        The sharp crack in U.S. equities during the third quarter raises several questions. Will the economy be impacted either through a reduction in consumer spending or a cutback in corporate expenditures? Since the U.S. economy has been the engine of global growth, will a slowdown accentuate a global spiral?

        We are concerned, but we see glimmers of relief from this conundrum through signs that the Japanese are finally addressing the issues in their economic system. Stimulation in Japan should buttress overall economic activity, particularly in Southeast Asia. The same applies to Euroland (the new name for the countries participating in European Monetary Union). Moreover, part of the global economic disequilibrium we have been experiencing stems from the strong dollar. With the dollar weakening against the mark and the yen, some global economic balance should be restored. We believe the average publicly traded security has discounted a modest profits recession in 1999.

MCGWIRE

        Mark McGwire and Sammy Sosa's heroics put baseball back on the front pages. In places other than New York, Boston, Los Angeles and San Francisco, most people were more captivated by the historic home run record chase than what was occurring in the economy and the stock market. Will they continue to focus on the day-to-day elements that impact their lives and their own individual economic expectations? Job security, low inflation, low interest rates (resulting in much lower mortgage payments) and the prospects of reduced taxes should make most people feel relatively good.

MONICA

        The histrionics associated with the President's current predicament have also taken center stage. Will the U.S. be in a position to provide moral leadership on such issues as nuclear armaments? (Most of us now understand Kashmir is not a sweater). Will President Clinton be able to energize the new Congress and focus on critical economic issues in a timely fashion? Will Robert Rubin and Alan Greenspan resign if Clinton is not in power?

        We have long maintained the view that a great democracy like ours has many flaws. But, the underpinnings of our system, being rooted in personal freedom and ownership of capital, will survive flaws and sometimes even flourish in the absence of credible leadership.

MERIWETHER

        We, like virtually everyone in the financial community, were surprised by the extent of leverage that an organization could accomplish and the extent of damage that leverage could have on the financial system. A shutdown in lending, so vital to both domestic and global growth, is occurring. We have a liquidity crisis, but one different than past "credit crunches". When asked how to become a millionaire, Warren Buffett quipped, "Start with $1 billion and buy an airline." We now offer our version, "Start with $1 billion and give it to a hedge fund manager who focuses on emerging market debt with leverage."

        While the first chapter is still being written on the Long Term Capital Management debacle, we will wait for the smoke to clear, the floor boards to be lifted and the foundation inspected before commenting further. However, we believe global cooperation will help curtail the damage.

THE FOUR LEGGED MARKET STOOL--NOW A ROCKING CHAIR!

        In previous market discussions, we described low inflation, low interest rates, a powerful flow of funds and strong corporate profit growth as the four legs supporting the stock market stool. Three of these legs remain stable, but the fourth is wobbling considerably. Inflation is low and with deflationary forces at work overseas if not yet here, inflation may go even lower. Long term government bond yields are already at lows not seen in a generation, and if the Federal Reserve drops short term rates again, long rates could recede even farther. Individual investors' increased use of 401(k)s and IRAs continues to provide a relatively steady flow of funds into stocks, seemingly irrespective of market gyrations. However, corporate profit growth is endangered by weak Asian markets and the possibility that the American consumer, who now has a substantial portion of his/her savings invested in the stock market, may lose confidence and stop spending.

        The outlook for the domestic economy and corporate profits is further complicated by the spreading international currency crisis. As more light is shed on Japan's inability to crank its economic engine, the focus has shifted from Asian currencies and the Russian ruble to Latin American currencies, in particular the Brazilian real. Brazil's currency has been under pressure and their government's chosen remedy of much higher interest rates may send the Brazilian economy into recession. U.S. and international financial authorities appear committed to supporting Brazil and doing everything in their power to make sure Brazil and our other important Latin American trading partners do not go the way of emerging market economies in Southeast Asia. It is too early to tell whether they will succeed. Serious economic problems for our Latin American trading partners would have a far greater impact on the American economy and corporate profits than did economic disruption in Southeast Asia. We had looked to Asia for future growth--the prospect of millions of new consumers for American goods and services. We depend on Latin America for sustenance--millions of people already buying our products.

HEDGE FUNDS--THE "CARD COUNTERS" IN THE GLOBAL FINANCIAL CASINO

        In general, we are in favor of free markets and are confident that the free market system can control and ultimately correct speculative excesses. However, in recent years, some new players have come to the table--large hedge funds employing sophisticated and highly leveraged investment strategies. Many view them as the "card counters" in the global financial casino. Few people, including many of the banks and brokerage firms that stake them, fully understand how they operate. But one thing is abundantly clear, the hedge funds play to win and do not appear concerned about how their strategies may impact the financial health of the "house" (the free market system itself). Perhaps, even Adam Smith would agree to limit their presence.

        The collapse of Long Term Capital Management ("LTCM"), the most visible of these hedge funds, has potentially severe ramifications not only for their partners, but for the entire global financial community. In recent testimony to Congress explaining the Federal Reserve Bank of New York's role in helping to arrange a bail out of Long Term Capital Management, Federal Reserve Board Chairman Alan Greenspan said, "Had the failure of LTCM triggered the seizing up of markets, substantial damage could have been inflicted on many market participants, including some not directly involved with the firm, and could have potentially impaired the economies of many nations, including our own."

        In his testimony before Congress, Mr. Greenspan concludes that direct U.S. regulation of hedge funds is probably not practical because they would simply move offshore. He does not advocate further policing of banks and brokerage firms but encourages them to more adequately evaluate the risks inherent in highly leveraged, derivatives-based trading strategies. He reminds them of one of the great investment truths, "No matter how skillful the trading scheme, over the long haul, abnormal returns are sustained only through abnormal exposure to risk." We think the dangers of hedge funds are best mitigated by the losses that will be sustained by their backers.

WHERE DO WE GO FROM HERE?

        Is the stock market bottoming or has the retreat from equities just begun? We have opinions, not answers. Bear markets generally anticipate either a recession or a serious crack in the financial infrastructure. While the U.S. economy is starting to slow, it is still advancing at a respectable pace. If Latin America remains stable--as aforementioned, a very big and critical IF--and if the American consumer shrugs off the market decline and continues to spend, the U.S. economy should continue to expand, albeit at a slower pace than in recent years. High "real interest rates" (the spread between interest rates and inflation) would indicate the Federal Reserve has room to lower rates to provide some stimulus if it sees the economy weakening. But, timing is an issue. This would auger against recession.

        Despite volatility and the sharp decline from this year's highs, the market has retreated in a relatively orderly fashion--essentially doing what it is supposed to do, respond to changing economic circumstances, most notably diminished earnings prospects. We have not seen panic selling. If we were to experience a real jolt to the financial infrastructure such as a major hedge fund collapse sending shock waves through the banking system, this could change.

        If the economy keeps chugging along and financial institutions remain relatively healthy, the market should stabilize. If this is a correction, one would argue it is long overdue and may be setting the stage for the next leg up in the bull market. Even if the market continues to drift, we could see accelerated merger and acquisition activity buoying returns for value oriented investors.

FINALLY, SOME MARGIN OF SAFETY

        We leave it to others to forecast the short to intermediate term direction of the market. We have a longer term perspective. We are encouraged by the fact that Ben Graham's "margin of safety" has returned to the market. We now see many more good companies trading at much more reasonable valuations relative to their intrinsic value. This does not necessarily mean they have bottomed, as stocks can go from being substantially overvalued to significantly undervalued. But, the long term investor should take some comfort in the fact that some of the speculative excess has departed many stocks, if not those in the S&P 500 Index. Whether the investing public will take comfort in this is another question. Thus far, despite the market's sharp decline and continued volatility, we have not seen substantial redemptions from equity mutual funds. Investors have been conditioned by the extended bull market to buy on dips. However, if the pain gets more severe, they may react differently. For those who are tempted to walk away from equities, we point out that the stocks you loved six months ago are now a lot less expensive. We think this improves the odds for achieving respectable long term returns going forward.

IS THE TAKEOVER WAVE CRESTING?

        Is this the end of what we have dubbed "the third great takeover wave"? Like any other market, the market for businesses is impacted by liquidity (How much money is available to go shopping?), prices (Are there appealing bargains?), and necessity (Do prospective corporate buyers merely want a business or do they really need it?). The liquidity that has fueled merger and acquisition activity may be shrinking. With the quality of their loan portfolios declining, banks may take a more cautious approach to financing deals. Stock has lost some of its purchasing power as a deal currency and the market may prove less receptive to secondary issues underwritten for the purpose of corporate acquisitions.

        However, there are now many more true business bargains available, particularly in the beaten down small cap sector, and we believe financially robust companies will continue to snap up bargains in their own and related industries. Also, deals are being done in some industries (telecommunications is a prime example) due to necessity rather than simply a desire for growth. A telecommunications company that does not offer a full range of services (long distance and local telephony, Internet access and transmission and home entertainment services) will likely have a very bleak future. Going forward, due to diminishing liquidity, we expect that deal activity may slow somewhat from the feverish pace we have experienced over the last several years. But, we believe the great takeover wave is still far from cresting.

TELECOMMUNICATIONS, MEDIA, AND ENERGY--PORTS IN THE MARKET STORM

        On a relative basis, telecommunications stocks performed extraordinarily well in the third quarter of 1998. A dozen of our portfolio holdings in the telecommunications group finished the quarter in the black and a few, including SBC Communications, Southern New England Telecommunications and BellSouth, posted quality gains. Ongoing industry consolidation free from the interference of antitrust regulators is providing a tailwind for the group. Cable television holdings such as Comcast and MediaOne Group (the cable spin-off from US West) performed well, while the proposed AT&T/Tele-Communications Inc. merger made it quite clear that cable companies will be major players in the telecommunications revolution. Entertainment and information software stocks like Time Warner also delivered respectable gains. Energy holdings including Texaco, Exxon and Chevron held up well as oil prices stabilized.

HIGH END RETAILERS, CAPITAL GOODS, AGRICULTURE AND ENERGY SERVICES COMPANIES STOCKS GET BATTERED

        High end retailers like Neiman Marcus were hurt as investors began anticipating a crisis in consumer confidence. Agricultural and energy services companies like Deere and Halliburton declined with falling grain and oil prices. Capital goods producers like Aeroquip-Vickers and IDEX sold off as capital spending slowed as a result of global economic weakness.

        Although agricultural companies are currently under pressure, we believe there is a diversified company in the industry poised for growth. We would like to provide an overview of Deere & Company, which categorizes its operations into six business segments. The worldwide agricultural equipment segment manufactures and distributes a full line of farm equipment (tractors, combines and cotton harvesters). The worldwide construction equipment segment, formerly the worldwide industrial equipment segment, manufactures and distributes a broad range of machines used in construction, earthmoving and forestry (backhoe loaders, crawler dozers and loaders, excavators and log skidders). This segment also includes the manufacture and distribution of engines and drivetrain components for the original equipment manufacturer ("OEM") market. The worldwide commercial and consumer equipment segment manufactures and distributes equipment for commercial and residential uses (small tractors for lawn, garden, commercial and utility purposes, riding and walk-behind mowers, golf course equipment and snowblowers). The products produced by the equipment segments are marketed primarily through independent retail dealer networks and major retail outlets. The credit segment primarily finances sales and leases by John Deere dealers of new and used equipment. The insurance segment issues policies primarily for general and specialized lines of commercial property and casualty insurance. The health care segment provides health management programs and related administrative services. The company's agricultural equipment operations are cyclical. Worldwide farm commodity prices are on a downward course. U.S. crop conditions are generally good, with federal financial assistance expected to offset some of the drought-related losses being experienced in the South. The company is well-positioned to show solid results despite the current slowdown in the farm economy.

        When we are confronted by temporary weakness in industries and individual companies we believe have favorable long term prospects, we have the option of diving overboard or riding out the storm. Our long term perspective and focus on quality companies generally biases us toward the latter. Owning good companies in out-of-favor industries is an integral part of the value discipline. We note that some of our best performing stocks in 1997 and 1998 were those that most had abandoned in 1994 and 1995. Our investment loyalty to dominant franchise companies has generally worked in our favor over the longer term.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corp. (CVC - $43.1875 - AMEX), based in Woodbury, NY, is one of the nation's leading telecommunications and entertainment companies, with operations including high speed multimedia delivery, subscription cable television services, professional sports teams and national cable television program networks. Cablevision serves over 3.3 million cable customers primarily in three core media markets: New York, Boston and Cleveland. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Giant Food Inc. (GFS'A - $43.1875 - AMEX) operates a chain of over 170 supermarkets, mostly food and drug combination stores, primarily in the Washington, DC and Baltimore metropolitan areas. The company is expanding from this base into New Jersey, Pennsylvania and Delaware. J. Sainsbury plc, one of the largest supermarket retailers in the United Kingdom, was the owner of a non-controlling 50% of Giant's voting shares, in addition to approximately 20% of the non-voting shares. The Dutch food retailer Royal Ahold NV (AHO - $29.0625
- NYSE) paid Sainsbury $613 million for its Giant Food stake and is purchasing the remaining Giant Food shares for $43.50 per share.

MediaOne Group Inc. (UMG - $44.4375 - NYSE), formerly US West Media Group, has finalized its split from the parent company US West. UMG is involved in domestic and international cable and telephony and international wireless communications. It is the third largest broadband cable company in the U.S. with over 5 million subscribers and 8 million homes passed. Its Directory and Informational business has been transferred to US West. MediaOne's strong financial position should allow the company to be one of the leaders in the upgrading of cable infrastructures. The Group has a variety of investment interests including 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.

Quaker Oats Co. (OAT - $59.00 - NYSE) manufactures hot cereals, pancake mixes, grain-based snacks, value-added rice products, sports beverages, syrups and pasta products. Its Gatorade brand is a global brand with worldwide sales of approximately $1.5 billion. Sales are growing approximately 12% per year. In the U.S., Gatorade maintains a dominant market share of over 80%, despite competition from Coca-Cola and PepsiCo. The unprofitable Snapple Beverages unit was sold to Triarc Co.

Time Warner Inc. (TWX - $87.5625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, is further entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have more than $24 billion in revenues and nearly $5.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is now focused on reducing its almost $10 billion in debt and simplifying its capital structure.

Viacom Inc. (VIA - $57.50 - AMEX; VIA'B - $58.00 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Paramount Communications and Blockbuster Entertainment were acquired. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

MINIMUM INITIAL INVESTMENT - $1,000

        The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

        The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices. Ask our representatives about the advantage of converting to a Roth IRA before 1999.

INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

        Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

IN CONCLUSION

        We have gone from a "best of all possible worlds" economic backdrop for stocks to a world of economic and market uncertainty. There are plenty of real things to worry about, with growth in corporate profits and the unraveling of hedge funds being at the top of our list. And, some far less critical issues, such as our current political soap opera, are unnerving investors. We would not describe stocks in general as being inexpensive. However, they are no longer grossly overvalued. We believe there is once again a "margin of safety" in the equity market. In the midst of the current market storm, we are keeping a level head and focusing on quality companies trading at substantial discounts to our appraisal of their present and future values. This value discipline has helped preserve shareholder assets during these troubled times and will ultimately contribute to satisfactory long term results.

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.


                                            Sincerely,


                                            /s/ MARIO J. GABELLI

                                            MARIO J. GABELLI, CFA
                                            Portfolio Manager and
                                            Chief Investment Officer

October 30, 1998




--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1998
                               ------------------


Time Warner Inc.                        United Television Inc.
Viacom Inc.                             American Express Co.
Cablevision Systems Corp.               MediaOne Group Inc.
Giant Food Inc.                         DeKalb Genetics Corp.
TCI/Liberty Media Group                 Quaker Oats Co.

--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         MARKET
       SHARES                                                            VALUE
       ------                                                            ------
                        COMMON STOCKS--94.6%
                        AEROSPACE--0.6%
         120,000        Boeing Co. ................................  $    4,117,500
          40,000        Fairchild Corp., Cl. A.....................         565,000
          45,000        Northrop Grumman Corp. ....................       3,285,000
                                                                     --------------
                                                                          7,967,500
                                                                     --------------
                        AGRICULTURE--2.1%
         236,250        Archer-Daniels-Midland Co. ................       3,957,187
          17,000        Agribrands International Inc. .............         401,625
         263,000        DeKalb Genetics Corp., Cl. B...............      24,196,000
                                                                     --------------
                                                                         28,554,812
                                                                     --------------
                        AUTOMOTIVE--0.6%
         140,000        General Motors Corp. ......................       7,656,250
                                                                     --------------
                        AUTOMOTIVE: PARTS AND ACCESSORIES--4.0%
          15,000        Borg-Warner Automotive Inc. ...............         555,937
         120,809        Dana Corp. ................................       4,507,686
         110,000        Federal-Mogul Corp.........................       5,142,500
         600,000        GenCorp Inc. ..............................      11,550,000
         260,000        Genuine Parts Co. .........................       7,816,250
         120,000        Johnson Controls Inc. .....................       5,580,000
         235,000        Modine Manufacturing Co. ..................       6,815,000
          46,062        Myers Industries Inc. .....................       1,059,426
         140,000        Quaker State Corp. ........................       2,038,750
         170,000        Standard Motor Products Inc. ..............       4,143,750
          25,000        Superior Industries International Inc. ....         571,875
         100,000        TransPro Inc. .............................         500,000
         170,000        UAP Inc., Cl. A............................       1,978,105
          40,000        UAP Inc., Cl. A, ADR.......................         472,939
          90,000        Wynn's International Inc. .................       1,681,875
                                                                     --------------
                                                                         54,414,093
                                                                     --------------
                        AVIATION: PARTS AND SERVICES--1.3%
          10,000        BE Aerospace Inc.+.........................         220,000
         370,000        Coltec Industries Inc.+....................       5,596,250
         181,000        Curtiss-Wright Corp........................       7,183,438
          60,000        Hi-Shear Industries Inc. ..................         161,250
          40,000        Hudson General Corp........................       2,020,000
          72,000        Precision Castparts Corp. .................       2,970,000
                                                                     --------------
                                                                         18,150,938
                                                                     --------------
                        BROADCASTING--4.6%
          75,000        CBS Corp. .................................       1,818,750
         428,655        Chris-Craft Industries Inc. ...............      18,941,193
          69,551        Chris-Craft Industries Inc., Cl. B (a).....       3,073,285
           5,500        Gray Communications Systems Inc. ..........         155,719
         120,000        Gray Communications Systems Inc., Cl. B....       2,985,000
         190,000        Grupo Televisa SA, GDR+....................       3,669,375
         109,000        Liberty Corp. .............................       4,530,312
         115,000        Paxson Communications Corp., Cl. A+........       1,056,562
         400,000        Television Broadcasting Ltd., ORD..........       1,022,094
         247,500        United Television Inc. ....................      26,420,625
                                                                     --------------
                                                                         63,672,915
                                                                     --------------
                        BUILDING AND CONSTRUCTION--0.3%
         165,300        Nortek Inc.+...............................       4,504,425
           4,333        Nortek Inc., Special Common+ (a)...........         118,074
                                                                     --------------
                                                                          4,622,499
                                                                     --------------
                        BUSINESS SERVICES--0.7%
          40,000        Avis Rent A Car Inc.+......................         862,500
          50,000        Berlitz International Inc., New+...........       1,318,750

                                                                         MARKET
       SHARES                                                            VALUE
       ------                                                            ------
         110,000        Cendant Corp. .............................  $    1,278,750
          17,000        Dollar Thrifty Automotive Group Inc.+......         197,625
         100,000        Ecolab Inc. ...............................       2,843,750
          10,000        EnviroSource Inc. .........................          81,250
          16,546        Hach Co. ..................................         186,143
          16,546        Hach Co., Cl. A............................         150,982
          17,000        Hertz Corp. ...............................         703,375
          68,000        Landauer Inc. .............................       1,734,000
          73,300        Nashua Corp.+..............................       1,081,175
                                                                     --------------
                                                                         10,438,300
                                                                     --------------
                        CABLE--7.1%
          56,125        Cable Michigan Inc. .......................       1,950,344
         820,000        Cablevision Systems Corp., Cl. A+..........      35,413,750
          40,000        Comcast Corp., Cl. A.......................       1,865,000
         560,000        MediaOne Group Inc. .......................      24,885,000
          40,000        Shaw Communications Inc., Cl. B............         679,434
          30,000        Shaw Communications Inc., Cl. B, Conv. ....         501,491
         640,000        TCI Ventures Group.........................      11,480,000
         522,556        Tele-Communications Inc., Cl. A New+.......      20,445,005
          65,000        United International Holdings Inc., Cl.
                         A+........................................         629,687
                                                                     --------------
                                                                         97,849,711
                                                                     --------------
                        CLOSED-END FUNDS--0.1%
          84,000        Royce Value Trust Inc. ....................       1,081,500
                                                                     --------------
                        COMMUNICATIONS EQUIPMENT--0.3%
         110,000        Allen Telecom Inc.+........................         735,625
          47,000        Motorola Inc. .............................       2,006,313
          43,000        Northern Telecom Ltd. .....................       1,376,000
                                                                     --------------
                                                                          4,117,938
                                                                     --------------
                        CONSUMER PRODUCTS--4.3%
          10,000        Avon Products Inc. ........................         280,625
         600,000        Carter-Wallace Inc. .......................       9,412,500
           2,000        Christian Dior SA..........................         160,720
         215,000        Church & Dwight Co. Inc. ..................       6,315,625
          35,000        Department 56 Inc.+........................         945,000
          25,000        Eastman Kodak Co. .........................       1,932,812
          65,000        First Brands Corp. ........................       1,417,813
         250,000        Fortune Brands Inc. .......................       7,406,250
         230,000        Gallaher Group plc, ADR+...................       6,756,250
          93,356        General Cigar Holdings Inc.................         600,979
          45,000        General Cigar Holdings Inc., Cl. B+ (a)....         289,688
          90,000        Gillette Co. ..............................       3,442,500
          40,000        Harley Davidson Inc. ......................       1,175,000
          13,000        National Presto Industries Inc.............         487,500
          60,000        Nine West Group Inc. ......................         573,750
          40,000        Philip Morris Companies Inc. ..............       1,842,500
         525,000        Ralston Purina Group.......................      15,356,250
          41,700        Syratech Corp.+............................         834,000
                                                                     --------------
                                                                         59,229,762
                                                                     --------------
                        CONSUMER SERVICES--0.7%
         200,600        Loewen Group Inc. .........................       2,958,850
          50,000        Midas Inc.+................................       1,212,500
          12,000        Response USA Inc.+.........................          60,000
         312,500        Rollins Inc. ..............................       5,546,875
                                                                     --------------
                                                                          9,778,225
                                                                     --------------
                        DIVERSIFIED INDUSTRIAL--3.4%
          10,000        Anixter International Inc.+................         155,625
           6,000        Cooper Industries Inc. ....................         244,500
         315,000        Crane Co. .................................       7,402,500

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         MARKET
       SHARES                                                            VALUE
       ------                                                            ------
                        COMMON STOCKS (CONTINUED)
                        DIVERSIFIED INDUSTRIAL (CONTINUED)
         205,000        GATX Corp. ................................  $    6,777,812
          18,000        General Electric Co. ......................       1,432,125
         118,000        Honeywell Inc. ............................       7,559,375
         280,000        ITT Industries Inc. .......................       9,485,000
         145,000        Katy Industries Inc. ......................       2,383,438
          13,000        Kyocera Corp., ADR ........................         565,500
         350,000        Lamson & Sessions Co.+.....................       1,596,875
         255,000        Lawter International Inc. .................       1,848,750
          68,000        National Service Industries Inc. ..........       2,167,500
           8,000        Pentair Inc. ..............................         258,000
         125,000        Thomas Industries Inc......................       2,679,688
          80,000        Trinity Industries Inc. ...................       2,595,000
                                                                     --------------
                                                                         47,151,688
                                                                     --------------
                        ELECTRONICS--0.2%
           3,000        Hitachi Ltd., ADR..........................         130,125
          10,000        Imation Corp.+.............................         185,000
          10,000        Sony Corp., ADR............................         687,500
         100,000        UCAR International Inc. ...................       1,800,000
                                                                     --------------
                                                                          2,802,625
                                                                     --------------
                        ENERGY--3.9%
         100,000        Atlantic Richfield Co. ....................       7,093,750
           5,000        Barrett Resources Corp. ...................         100,938
          50,000        British Petroleum Co. plc, ADR.............       4,362,500
          28,000        Brown (Tom) Inc. ..........................         343,000
          30,000        Chevron Corp. .............................       2,521,875
         153,000        Eastern Enterprises........................       6,445,125
          15,000        Energy East Corp. .........................         765,000
          60,000        Enron Oil & Gas Co. .......................       1,050,000
         180,000        Exxon Corp. ...............................      12,633,750
          30,000        Global Marine Inc. ........................         331,875
          40,000        Halliburton Co. ...........................       1,142,500
          15,000        Niagara Mohawk Power Corp. ................         230,625
         195,000        Pennzoil Co. ..............................       6,837,187
         325,000        Southwest Gas Corp. .......................       6,642,187
          55,000        Texaco Inc. ...............................       3,447,813
                                                                     --------------
                                                                         53,948,125
                                                                     --------------
                        ENTERTAINMENT--10.6%
         230,000        Ascent Entertainment Group Inc. ...........       1,840,000
         100,000        EMI Group plc, ADR.........................       1,250,000
          19,406        EMI Group plc, ORD.........................         119,680
         138,000        GC Companies Inc.+.........................       5,330,250
          20,000        PolyGram NV................................       1,135,000
         862,500        Tele-Communications Inc./Liberty Media
                         Group, Cl. A+.............................      31,642,969
         606,000        Time Warner Inc. ..........................      53,062,875
          11,000        Todd-AO Corp., Cl. A.......................          81,125
         898,430        USA Networks Inc.+.........................      17,463,233
         360,000        Viacom Inc., Cl. A+........................      20,700,000
         220,000        Viacom Inc., Cl. B+........................      12,760,000
                                                                     --------------
                                                                        145,385,132
                                                                     --------------
                        EQUIPMENT AND SUPPLIES--9.6%
         155,000        Aeroquip-Vickers Inc. .....................       4,456,250
         300,000        AMETEK Inc. ...............................       5,175,000
         185,000        AMP Inc. ..................................       6,613,750
          92,000        Amphenol Corp., Cl. A+.....................       3,208,500
          24,000        AptarGroup Inc. ...........................         546,000
          90,000        Caterpillar Inc. ..........................       4,010,625
         110,000        CLARCOR Inc. ..............................       1,691,250

                                                                         MARKET
       SHARES                                                            VALUE
       ------                                                            ------
         285,000        CTS Corp. .................................  $    8,407,500
         410,000        Deere & Co. ...............................      12,402,500
         235,000        Donaldson Co. Inc. ........................       3,760,000
          35,000        EG&G Inc. .................................         791,875
          10,000        Fedders Corp. .............................          51,250
         100,000        Flowserve Corp. ...........................       2,025,000
         166,300        Gerber Scientific Inc. ....................       4,490,100
         315,000        Hussmann International Inc. ...............       4,469,062
         445,000        IDEX Corp. ................................      11,820,313
          80,000        Ingersoll-Rand Co. ........................       3,035,000
         200,000        Kollmorgen Corp. ..........................       3,125,000
          88,000        Lufkin Industries Inc. ....................       2,288,000
          40,000        Manitowoc Co. Inc. ........................       1,205,000
         160,000        Mark IV Industries Inc. ...................       2,330,000
          25,000        Met-Pro Corp. .............................         281,250
         365,000        Navistar International Corp.+ .............       8,258,125
          20,000        PACCAR Inc. ...............................         823,750
         291,000        Pittway Corp. .............................       7,238,625
         313,000        Pittway Corp., Cl. A.......................       7,472,875
          88,455        Sequa Corp., Cl. A+........................       4,981,122
          95,500        Sequa Corp., Cl. B+........................       6,962,547
         172,000        SPS Technologies Inc.+ ....................       8,008,750
          56,250        U.S. Filter Corp. .........................         900,000
          30,000        Valmont Industries Inc. ...................         367,500
                                                                     --------------
                                                                        131,196,519
                                                                     --------------
                        FINANCIAL SERVICES--6.0%
               1        Al-Zar Ltd.+ (a)...........................             350
           1,000        Alleghany Corp.+...........................         187,000
         148,000        Allied Group Inc. .........................       7,113,250
          50,000        American Bankers Insurance Group Inc. .....       2,125,000
         329,000        American Express Co. ......................      25,538,625
          25,000        Argonaut Group Inc. .......................         637,500
             220        Berkshire Hathaway Inc.+ ..................      13,112,000
         130,000        Block (H&R) Inc. ..........................       5,378,750
          70,000        Commerzbank AG, ADR........................       1,898,750
         150,000        Deutsche Bank AG, ADR......................       7,687,500
         185,000        Lehman Brothers Holdings Inc. .............       5,226,250
           5,000        Leucadia National Corp. ...................         146,563
           2,000        Mellon Bank Corp. .........................         110,125
          15,920        Metris Companies Inc. .....................         742,270
         258,000        Midland Co. ...............................       5,853,375
          50,000        Paine Webber Group Inc. ...................       1,500,000
          10,000        Pioneer Group Inc. ........................         165,000
          43,000        State Street Corp. ........................       2,346,187
          20,000        SunTrust Banks Inc. .......................       1,240,000
          11,941        Transamerica Corp. ........................       1,265,746
           8,000        Value Line Inc. ...........................         314,000
                                                                     --------------
                                                                         82,588,241
                                                                     --------------
                        FOOD AND BEVERAGE--7.0%
          50,000        Bestfoods Inc. ............................       2,421,875
          76,300        Brown-Forman Corp., Cl. A..................       4,291,875
          90,000        Chock Full o'Nuts Corp.+...................         562,500
          45,000        Coca-Cola Co. .............................       2,593,125
          52,000        Corn Products International Inc.+..........       1,313,000
           4,500        Farmer Brothers Co. .......................         967,500
          75,000        General Mills Inc. ........................       5,250,000
          62,000        Heinz (H.J.) Co. ..........................       3,169,750
          48,000        Hershey Foods Corp. .......................       3,285,000
          15,000        Keebler Foods Co.+.........................         390,000
         212,000        Kellogg Co. ...............................       6,982,750
          30,000        LVHM Moet Hennessy Louis Vuitton, ADR......         817,500

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         MARKET
       SHARES                                                            VALUE
       ------                                                            ------
                        COMMON STOCKS (CONTINUED)
                        FOOD AND BEVERAGE (CONTINUED)
         410,000        PepsiCo Inc. ..............................  $   12,069,375
         400,000        Quaker Oats Co. ...........................      23,600,000
          20,000        Ralcorp Holdings Inc.+.....................         280,000
         300,000        Seagram Co. Ltd. ..........................       8,606,250
         129,602        Tootsie Roll Industries Inc. ..............       4,568,471
          20,000        Vlasic Foods International Inc.+...........         373,750
         560,000        Whitman Corp. .............................       8,925,000
          80,000        Wrigley (Wm.) Jr. Co. .....................       6,075,000
                                                                     --------------
                                                                         96,542,721
                                                                     --------------
                        HEALTH CARE--2.6%
          12,000        Amgen Inc. ................................         906,750
          18,000        Biogen Inc.+...............................       1,184,625
          40,000        Chiron Corp.+..............................         795,000
         100,000        Genentech Inc.+............................       7,187,500
          10,000        Glaxo Wellcome plc.........................         571,250
         100,000        IVAX Corp. ................................         875,000
          65,000        Johnson & Johnson..........................       5,086,250
          55,000        Merck & Co. Inc. ..........................       7,125,938
         105,000        Pfizer Inc. ...............................      11,123,437
          19,000        SmithKline Beecham plc.....................       1,040,250
                                                                     --------------
                                                                         35,896,000
                                                                     --------------
                        HOTELS AND GAMING--1.5%
         165,000        Circus Circus Enterprises Inc.+............       1,557,188
         215,000        Gaylord Entertainment Co., Cl. A...........       6,409,687
          30,000        GTECH Holdings Corp.+......................         796,875
          12,000        Harrah's Entertainment Inc.+...............         159,750
         350,000        Hilton Hotels Corp. .......................       5,971,875
         203,389        Ladbroke Group plc.........................         757,261
         220,000        Mirage Resorts Inc.+.......................       3,685,000
          40,000        Starwood Hotels & Resorts Worldwide
                         Inc. .....................................       1,220,000
          44,400        Trump Hotels & Casino Resorts Inc.+........         163,725
                                                                     --------------
                                                                         20,721,361
                                                                     --------------
                        METALS AND MINING--0.3%
          30,000        Barrick Gold Corp. ........................         600,000
         100,000        Echo Bay Mines Ltd. .......................         237,500
          45,000        Homestake Mining Co. ......................         545,625
          37,500        Newmont Gold Co. ..........................         958,594
          30,000        Newmont Mining Corp. ......................         727,500
         360,000        Pegasus Gold Inc.+.........................          19,800
          22,500        Placer Dome Inc. ..........................         310,781
         300,000        Royal Oak Mines Inc.+......................         206,250
          40,000        TVX Gold Inc.+ ............................         107,500
                                                                     --------------
                                                                          3,713,550
                                                                     --------------
                        PAPER AND FOREST PRODUCTS--1.1%
         180,000        Greif Bros. Corp., Cl. A...................       5,940,000
          45,000        Sealed Air Corp. ..........................       1,434,375
         312,000        St. Joe Corp. .............................       7,449,000
                                                                     --------------
                                                                         14,823,375
                                                                     --------------
                        PUBLISHING--2.9%
          70,000        American Media Inc., Cl. A+................         389,375
           4,000        Central Newspapers Inc., Cl. A.............         228,000
          60,000        Dow Jones & Co. Inc. ......................       2,790,000
         215,000        Golden Books Family Entertainment Inc.+....          33,594
          38,000        Harcourt General Inc. .....................       1,838,250
          50,000        McClatchy Newspapers Inc., Cl. A...........       1,500,000
          80,000        McGraw-Hill Companies Inc. ................       6,340,000
         325,000        Media General Inc., Cl. A..................      12,593,750

                                                                         MARKET
       SHARES                                                            VALUE
       ------                                                            ------
          90,000        Meredith Corp. ............................  $    2,880,000
         140,000        New York Times Co., Cl. A..................       3,850,000
          15,000        News Corp. Ltd., ADR.......................         384,375
         305,000        Penton Media Inc. .........................       4,155,625
          50,000        Reader's Digest Association Inc., Cl. A....         956,250
          40,000        Reader's Digest Association Inc., Cl. B....         760,000
       1,650,000        Seat-Pagine Gialle SpA+....................       1,212,522
           6,000        Scripps (E.W.) Co., Cl. A..................         261,000
                                                                     --------------
                                                                         40,172,741
                                                                     --------------
                        REAL ESTATE--0.5%
         380,000        Catellus Development Corp.+................       4,940,000
          48,000        Florida East Coast Industries Inc. ........       1,392,000
          65,000        Griffin Land & Nurseries Inc.+.............         719,062
           1,000        Lennar Corp. ..............................          22,313
           1,000        LNR Property Corp. ........................          19,313
                                                                     --------------
                                                                          7,092,688
                                                                     --------------
                        RETAIL--4.7%
          41,000        Aaron Rents Inc. ..........................         615,000
          20,000        Aaron Rents Inc., Cl. A....................         246,250
         150,000        Amercian Stores Co. .......................       4,828,125
         190,000        Burlington Coat Factory Warehouse Corp.+...       2,802,500
          44,000        Coldwater Creek Inc.+......................         836,000
           5,000        Dominick's Supermarkets Inc. ..............         213,750
          50,000        Fingerhut Companies Inc. ..................         550,000
         803,500        Giant Food Inc., Cl. A.....................      34,701,156
          70,000        Kroger Co.+................................       3,500,000
         150,000        Lillian Vernon Corp. ......................       2,034,375
         575,000        Neiman Marcus Group Inc.+..................      12,434,375
          70,000        Republic Industries Inc .+.................       1,019,375
         200,000        Scheib (Earl) Inc.+........................       1,075,000
                                                                     --------------
                                                                         64,855,906
                                                                     --------------
                        SPECIALTY CHEMICALS--1.5%
         163,800        BetzDearborn Inc. .........................      11,322,675
         375,000        Ferro Corp. ...............................       7,453,125
          77,000        Sybron Chemicals Inc. .....................       1,164,625
                                                                     --------------
                                                                         19,940,425
                                                                     --------------
                        TELECOMMUNICATIONS--6.8%
         122,000        Aliant Communications Inc. ................       3,019,500
           5,000        Allegiance Telecom Inc. ...................          41,875
          85,000        Alltel Corp. ..............................       4,026,875
         160,000        AT&T Corp. ................................       9,350,000
          50,000        BC Telecom Inc. ...........................       1,179,980
          30,000        BC Telecom Inc., ADR.......................         719,401
         200,000        BCE Inc. ..................................       5,587,500
          18,000        BellSouth Corp. ...........................       1,354,500
         130,000        Cable & Wireless plc, ADR..................       3,566,875
         190,906        Citizens Utilities Co., Cl. B..............       1,551,111
         130,000        Commonwealth Telephone Enterprises Inc.+...       3,111,875
          31,000        Commonwealth Telephone Enterprises Inc.,
                         Cl. B+....................................         813,750
         105,000        Frontier Corp. ............................       2,874,375
         157,000        GTE Corp. .................................       8,635,000
          32,000        Hong Kong Telecommunications Ltd., ADR.....         612,000
         400,000        RCN Corp. .................................       5,200,000
          10,000        Rogers Communications Inc., Cl. B+.........          54,738
         310,000        Rogers Communications Inc., Cl. B, ADR+....       1,724,375
          16,000        SBC Communications Inc. ...................         711,000
         160,000        Southern New England Telecommunications
                         Corp. ....................................      12,500,000
         100,000        Sprint Corp. ..............................       7,200,000
          67,500        Telecomunicacoes Brasileiras SA, ADR.......       4,657,500
         500,000        Telecom Italia SpA.........................       3,445,612

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         MARKET
       SHARES                                                            VALUE
       ------                                                            ------
                        COMMON STOCKS (CONTINUED)
                        TELECOMMUNICATIONS (CONTINUED)
         125,000        Telecom Italia SpA, ADR....................  $    8,375,000
          15,000        Telefonica de Espana, ADR..................       1,619,062
          10,000        Telefonos de Mexico SA, Cl. L, ADR.........         442,500
           8,000        US West Inc.+..............................         419,500
                                                                     --------------
                                                                         92,793,904
                                                                     --------------
                        TRANSPORTATION--0.6%
         135,000        AMR Corp.+.................................       7,484,062
           3,000        Burlington Northern Santa Fe Corp. ........          96,000
          20,000        CSX Corp. .................................         841,250
          10,000        Kansas City Southern Industries Inc. ......         350,000
           1,000        Norfolk Southern Corp. ....................          29,063
           1,000        Providence & Worcester Railroad Co. .......          11,500
           1,000        RailAmerica Inc.+..........................           5,875
           3,000        Wisconsin Central Transportation Corp.+....          42,000
                                                                     --------------
                                                                          8,859,750
                                                                     --------------
                        WIRELESS COMMUNICATIONS--4.6%
          35,000        AirTouch Communications Inc.+..............       1,995,000
          50,000        Associated Group Inc., Cl. A+..............       1,650,000
          37,000        Associated Group Inc., Cl. B+..............       1,165,500
         495,000        Century Telephone Enterprises Inc. ........      23,388,750
         200,000        COMSAT Corp. ..............................       7,050,000
         100,000        Globalstar Telecommunications Ltd. ........       1,156,250
          55,000        NEXTEL Communications Inc., Cl. A+.........       1,110,312
          24,000        Rogers Cantel Mobile Communications
                         Inc.+.....................................         184,500
         200,000        TCI Satellite Entertainment Inc., Cl. A+...         575,000
       1,800,000        Telecom Italia Mobile SpA..................      10,490,413
         405,000        Telephone and Data Systems Inc. ...........      14,124,375
          12,000        United States Cellular Corp. ..............         357,750
                                                                     --------------
                                                                         63,247,850
                                                                     --------------
                        TOTAL COMMON STOCKS........................   1,299,267,044
                                                                     --------------
                        PREFERRED STOCKS--0.2%
                        METALS AND MINING--0.0%
          10,000        Freeport-McMoRan Inc., 7.00% Conv. Pfd. ...         161,250
                                                                     --------------
                        TELECOMMUNICATIONS--0.2%
          35,000        Sprint Corp., 8.25% Conv. Pfd. ............       2,362,500
       1,588,267        Telecomunicacoes de Sao Paulo SA (Telesp),
                         Preference Shares.........................         230,446
       1,588,267        Telecomunicacoes de Sao Paulo SA (Telesp),
                         Preference Shares, Cl. B..................          65,650
                                                                     --------------
                                                                          2,658,596
                                                                     --------------
                        TOTAL PREFERRED STOCKS.....................       2,819,846
                                                                     --------------
                        RIGHTS--0.0%
          30,200        Commonwealth Telephone Enterprises Inc. ...          86,825
                                                                     --------------

      PRINCIPAL
       AMOUNT
      ---------
                        CORPORATE BONDS--0.2%
                        ENTERTAINMENT--0.2%
     $ 2,300,000        Viacom Inc., Sub. Deb., 8.00% due 07/07/06   $    2,351,750
                                                                     --------------
                        U.S. GOVERNMENT OBLIGATIONS--5.0%
      70,246,000        U.S. Treasury Bills, 4.29% to 5.13%++
                         due 10/15/98-02/18/99.....................      69,552,475
                                                                     --------------
                        TOTAL INVESTMENTS--100.0%
                         (Cost $856,805,590).......................   1,374,077,940
                        OTHER ASSETS AND
                         LIABILITIES (NET)--(0.0)%.................        (368,020)
                                                                     --------------
                        NET ASSETS--100.00%
                         (43,971,801 shares outstanding)...........  $1,373,709,920
                                                                     ==============
                        NET ASSET VALUE,
                         OFFERING AND REDEMPTION
                         PRICE PER SHARE...........................          $31.24
                                                                             ======

FORWARD FOREIGN EXCHANGE CONTRACTS
                                                                        NET
                                                       EXPIRATION    UNREALIZED
                                                          DATE      DEPRECIATION
                                                       ----------   ------------
12,100,000(b)           Deliver Hong Kong Dollars
                         in exchange for
                         USD 1,538,801                  02/26/99     $(30,543)

------------------------------

(a)  Security fair valued as determined by the Board of Trustees.
(b)  Principal amount denoted in Hong Kong Dollars.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.
ORD-- Ordinary Share.

        THE GABELLI ASSET FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank

Gabelli Funds, Inc.
Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita             Anthonie C. van Ekris
Attorney-at-Law                 Managing Director
Anthony J. Colavita, P.C.       BALMAC International, Inc.

James P. Conn                   Salvatore J. Zizza
Chief Investment Officer        Chairman
Financial Security Assurance    The Bethlehem Corp.
Holdings Ltd.

              OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Bruce N. Alpert
Portfolio Manager               President and Treasurer

James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Asset Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.

---------------------------------------

                                                     [PHOTO]

                                         THE
                                         GABELLI
                                         ASSET
                                         FUND
                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1998